Exhibit 99.1

PRESS RELEASE: MAY 29, 2012

Results of Power REIT Annual Meeting of Shareholders


WEST BABYLON, NY, May 29, 2012. Power REIT (AMEX: PW), today reported that at its annual shareholder meeting held on May 24, 2012, its nominees (David H. Lesser, Virgil E. Wenger, William S. Susman and Patrick R. Haynes, III) were re-elected to serve as trustees until the 2013 annual meeting.

Mr. David Lesser, Power REIT's Chairman and Chief Executive Officer, said after the meeting, "we thank our shareholders for their continued support and look forward to getting back to business. We believe the company has accomplished a lot in the past twelve months through its reorganization and shelf offering, which went effective in early May. Through these efforts, the company is poised to execute its infrastructure REIT business plan to acquire real estate related to energy and transportation infrastructure assets. We are currently focused on acquiring real estate leased to renewable power generating projects that have power purchase contracts with investment grade utilities. These real estate assets are expected to provide shareholders with predictable, long-term cash flow."

Power REIT's nominees were re-elected without opposition. A shareholder holding 1,000 shares filed proxy materials for the second year in a row, but did not attend this year's annual meeting and did not nominate a
slate at the meeting.   Shareholders also ratified Gibbons & Kawash, A.C.
as Power REIT's independent audit firm and also approved Power REIT's
2012 Equity Incentive Plan.   The shareholder vote was certified by
American Election Services, LLC, the annual meeting's Independent Inspector of Elections, as follows:

Election of Nominees to
Serve as Trustees until 2013:	FOR		WITHHELD
David H. Lesser			582,714		17,406
Virgil W. Wenger		576,125		23,995
William S. Susman		581,762		18,358
Patrick R. Haynes		564,921		35,199


Ratification of Gibbons		FOR		AGAINST		ABSTAIN
& Kawash, A.C.			587,946		8,229		3,946


Approval of 2012 Equity		FOR		AGAINST		ABSTAIN
Incentive Plan			499,543		90,377		10,200

The company has posted an updated shareholder presentation detailing its business plan on its website at www.pwreit.com, under "Investor
Relations." Shareholders that have questions or comments are encouraged to contact the company at 212-750-0373 or at ir@pwreit.com.

Forward Looking Statements

This press release may contain include forward-looking statements within the meaning of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words "believe," "expect," "will," "anticipate," "intend," "estimate," "would," "should," "project," "plan," "assume" or other similar expressions, or negatives of those expressions, although not all forward-looking statements contain these identifying words. All statements contained in this press release regarding Power REIT's future strategy, future operations, projected financial position, estimated future revenues, projected costs, future prospects, the future of the Power REIT's industries and results that might be obtained by pursuing management's current or future plans and objectives are forward-looking statements. Over time, Power REIT's actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by the Power REIT's forward-looking statements, and such difference might be significant and materially adverse to Power REIT's security holders.

All forward-looking statements reflect the Power REIT's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, Power REIT disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause Power REIT's future results to differ materially from any forward-looking statements, see the section entitled "Risk Factors" in Power REIT's shelf registration statement filed with the SEC on Form S-3/A on May 11, 2012, and other risks described in documents subsequently filed by Power REIT from time to time with the SEC.